Exhibit 32.1

Certification of the Chief Executive Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CytoDyn Inc. (the “Company”) on Form 10-Q/A for the fiscal quarter ended November 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q/A”), I, Kenneth J. Van Ness, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1) The Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 9, 2011

By:	/s/ Kenneth J. Van Ness
Name: Kenneth J. Van Ness
Title: President and Chief Executive Officer